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                                                                    EXHIBIT 23.2

              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

    As independent certified public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K, in the Company's previously filed Registration Statement File Nos. 333-81843, 333-63631, 333-50699, and 333-18937.

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
                                                         /s/ ARTHUR ANDERSEN LLP
                                                         -------------------------------
                                                         ARTHUR ANDERSEN LLP
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Tampa, Florida,
March 24, 2000